Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (the “Report”) of MCG Capital Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Stephen J. Bacica, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ STEPHEN J. BACICA
Name:	Stephen J. Bacica
Title:	Chief Financial Officer
Date	November 2, 2010